Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under the

Trust Indenture Act of 1939 of a Corporation

Designated to Act as Trustee

☐	Check if an application to determine eligibility of a trustee pursuant to section 305(b)(2)

U.S. Bank National Association

(Exact name of trustee as specified in its charter)

31-0841368

(I.R.S. Employer Identification Number)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Patricia A. Welling

Vice President, Corporate Trust Department

U.S. Bank National Association

Mail Code EX-VA-URIT

Two James Center

1021 East Cary Street, 18th Floor

Richmond, VA 23219

(804) 771-7933

(Name, address and telephone number of agent for service)

P. H. Glatfelter Company

(Exact name of obligor as specified in its charter)

Pennsylvania	23-0628360
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

PHG Tea Leaves, Inc. Mollanvick, Inc. The Glatfelter Pulp Wood Company Glatfelter Holdings, LLC	Delaware Delaware Maryland Delaware	52-2068690 52-2068900 23-1519556 20-3878695
(Exact name of co-obligors as specified in their charters)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

96 South George Street, Suite 520

York, Pennsylvania 17401

(Address of principal executive offices) (Zip Code)

5.375% Notes due 2020

(Title of the indenture securities)

1.	General information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

COMPTROLLER OF THE CURRENCY

WASHINGTON, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

YES.

2.	Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

NONE.

3-15.	NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH U.S. BANK NATIONAL ASSOCIATION IS A TRUSTEE.

16.	List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

(1)	A copy of the Articles of Association of the trustee as now in effect. *

(2)	A copy of the certificate of authority of the trustee to commence business. (Attached as Exhibit 2).

(3)	A copy of the authorization of the trustee to exercise corporate trust powers. (Attached as Exhibit 3).

(4)	A copy of the existing by-laws of the trustee as now in effect.**

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

(5)	Not applicable.

(6)	The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Attached as Exhibit 6).

(7)	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on September 30, 2012. (Attached as Exhibit 7).

(8)	Not applicable.

(9)	Not applicable.

Signature

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 16th day of November, 2012.

U.S. Bank National Association

By:	/s/ Patricia A. Welling
Patricia A. Welling
Vice President, Corporate Trust Department

Exhibit 1 to Form T-1

ARTICLES OF INCORPORATION

OF

U.S. BANK NATIONAL ASSOCIATION

(Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005)

Exhibit 2 to Form T-1

CERTIFICATE OF AUTHORITY

OF

U.S. BANK NATIONAL ASSOCIATION TO COMMENCE BUSINESS

See Attached

Exhibit 2

Comptroller of the Currency

Administrator of National Banks

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, May 9, 2012, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

/s/ Thomas J. Curry

Comptroller of the Currency

Exhibit 3 to Form T-1

AUTHORIZATION

OF

U.S. BANK NATIONAL ASSOCIATION TO EXERCISE

CORPORATE TRUST POWERS

See Attached

Exhibit 3

Comptroller of the Currency

Administrator of National Banks

Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWERS

I, John Walsh, Acting Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. “U.S. Bank National Association,” Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, September 14, 2011, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

/s/ John Walsh

Acting Comptroller of the Currency

Exhibit 4 to Form T-1

U.S. BANK NATIONAL ASSOCIATION

BYLAWS

(Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010)

Exhibit 5 to Form T-1

(Intentionally Omitted. Not Applicable.)

Exhibit 6 to Form T-1

CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the 5.375% Notes due 2020 of P. H. Glatfelter Company, U.S. Bank National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

U.S. Bank National Association

November 16, 2012	By:	/s/ Patricia A. Welling
Patricia A. Welling
Vice President, Corporate Trust Department

Exhibit 7 to Form T-1

REPORT OF CONDITION

See attached

U.S. Bank National Association

Statement of Financial Condition

As of 9/30/2012

($000’s)

9/30/2012
Assets
Cash and Balances Due From Depository Institutions	$9,381,745
Securities	73,560,962
Federal Funds	54,418
Loans & Lease Financing Receivables	216,024,463
Fixed Assets	5,197,616
Intangible Assets	12,193,832
Other Assets	26,214,436

Total Assets	$342,627,272
Liabilities
Deposits	$248,628,028
Fed Funds	4,356,963
Treasury Demand Notes	0
Trading Liabilities	389,944
Other Borrowed Money	31,814,742
Acceptances	0
Subordinated Notes and Debentures	5,846,882
Other Liabilities	12,415,745

Total Liabilities	$303,452,034
Equity
Common and Preferred Stock	$18,200
Surplus	14,133,290
Undivided Profits	22,926,251
Minority Interest in Subsidiaries	2,097,497

Total Equity Capital	$39,175,238
Total Liabilities and Equity Capital	$342,627,272

Exhibit 8 to Form T-1

(Intentionally Omitted. Not Applicable.)

Exhibit 9 to Form T-1

(Intentionally Omitted. Not Applicable.)